EXHIBIT 8.1
LISTING OF SUBSIDIARIES

The following is a list of the Company’s subsidiaries as at December 31, 2016, excluding certain subsidiaries that in aggregate are not significant.
Name of Subsidiary	State or Jurisdiction of Incorporation	Proportion of Ownership Interest
Alliance Chartering Pty Ltd.	Australia	100.0%
Australian Tankship Agency Pty. Ltd.	Australia	100.0%
Banff L.L.C.	Marshall Islands	100.0%
C VLCC L.L.C.	Marshall Islands	100.0%
Conoco Shipping & Marine Development L.L.C.	Marshall Islands	100.0%
Gemini Pool L.L.C.	Marshall Islands	100.0%
Golar-Nor (UK) Limited	United Kingdom	100.0%
Hummingbird Holdings L.L.C.	Marshall Islands	100.0%
Hummingbird Spirit L.L.C.	Marshall Islands	100.0%
Iliad International AS	Norway	100.0%
Iliad International Inc.	Marshall Islands	100.0%
Krepako Inc.	Marshall Islands	100.0%
Krepanor AS	Norway	100.0%
Petrojarl IV DA	Norway	100.0%
Polarc L.L.C.	Marshall Islands	100.0%
Taurus Tankers Ltd.	United Kingdom	100.0%
Teekay Acquisition Holdings L.L.C.	Marshall Islands	100.0%
Teekay Bulkers Investments Ltd.	Marshall Islands	100.0%
Teekay Bulkers Management Services Ltd.	Marshall Islands	100.0%
Teekay Business Process Services, Inc.	Philippines	100.0%
Teekay Crewing Services Pty Ltd.	Australia	100.0%
Teekay Cyprus Limited	Cyprus	100.0%
Teekay Delaware Chartering Services L.L.C.	USA	100.0%
Teekay Do Brasil Servicos Maritimos Ltda.	Brazil	100.0%
Teekay Finance Limited	Bermuda	100.0%
Teekay GP L.L.C.	Marshall Islands	100.0%
Teekay Holdings Australia Pty Ltd.	Australia	100.0%
Teekay Holdings Limited	Bermuda	100.0%
Teekay Hummingbird Production Limited	United Kingdom	100.0%
Teekay International Ship Chartering Services Inc.	Barbados	100.0%
Teekay Lightering Services L.L.C.	Marshall Islands	100.0%
Teekay Marine Pty Ltd.	Australia	100.0%
Teekay Marine Services (Shanghai) Co. Ltd.	China	100.0%
Teekay Norway (Marine HR) AS	Norway	100.0%
Teekay Offshore Crewing AS	Norway	100.0%
Teekay Offshore GP L.L.C.	Marshall Islands	100.0%
Teekay Petrojarl Floating Production (UK) Ltd.	United Kingdom	100.0%
Teekay Petrojarl Offshore Crew AS	Norway	100.0%
Teekay Petrojarl Offshore L.L.C.	Marshall Islands	100.0%
Teekay Petrojarl Production AS	Norway	100.0%
Teekay Petrojarl UK Limited	United Kingdom	100.0%
Teekay Services Holdings Cooperatief U.A.	Netherlands	100.0%
Teekay Shipbuilding Supervision Services L.L.C.	Marshall Islands	100.0%

Teekay Shipping (Australia) Pty Ltd.	Australia	100.0%
Teekay Shipping (Barbados) Ltd.	Barbados	100.0%
Teekay Shipping (Canada) Ltd.	Canada	100.0%
Teekay Shipping (Glasgow) Ltd.	United Kingdom	100.0%
Teekay Shipping (India) Private Limited	India	100.0%
Teekay Shipping (Singapore) Pte Ltd.	Singapore	100.0%
Teekay Shipping (UK) Ltd.	United Kingdom	100.0%
Teekay Shipping (USA) Inc.	USA	100.0%
Teekay Shipping Limited	Bermuda	100.0%
Teekay Shipping Norway AS	Norway	100.0%
Teekay Tankers Management Services Ltd.	Marshall Islands	100.0%
TPO Investments AS	Norway	100.0%
TPO Investments Inc.	Marshall Islands	100.0%
Ugland Stena Storage AS	Norway	100.0%
VLCC C Investment L.L.C.	Marshall Islands	100.0%
VSSI Guaranty L.L.C.	USA	100.0%
Remora AS	Norway	88.0%
Remora Hiload Apu AS	Norway	88.0%
Remora Hiload Dp No. 1 AS	Norway	88.0%
Remora Hiload Dp Technology AS	Norway	88.0%
Remora Hiload Mv AS	Norway	88.0%
Remora Marine Services AS	Norway	88.0%
Remora Shipping Ltd.	Cyprus	88.0%
Taurus Tankers L.L.C.	Marshall Islands	62.7%
Teekay Chartering Limited	Marshall Islands	62.7%
Teekay Marine (Singapore) Pte. Ltd.	Singapore	62.7%
Teekay Marine Ltd.	Marshall Islands	62.7%
Teekay Tanker Operations Ltd.	Marshall Islands	62.7%
Arctic Spirit L.L.C.	Marshall Islands	33.7%
DHJS 2007-001 L.L.C.	Marshall Islands	33.7%
DHJS 2007-002 L.L.C.	Marshall Islands	33.7%
DMSE Option Vessel No.1 L.L.C.	Marshall Islands	33.7%
DMSE Option Vessel No.2 L.L.C.	Marshall Islands	33.7%
DMSE Option Vessel No.3 L.L.C.	Marshall Islands	33.7%
DSME Hull No. 2416 L.L.C.	Marshall Islands	33.7%
DSME Hull No. 2417 L.L.C.	Marshall Islands	33.7%
Polar Spirit L.L.C.	Marshall Islands	33.7%
Taizhou Hull No. WZL 0501 L.L.C.	Marshall Islands	33.7%
Taizhou Hull No. WZL 0502 L.L.C.	Marshall Islands	33.7%
Taizhou Hull No. WZL 0503 L.L.C.	Marshall Islands	33.7%
Teekay LNG Holdco L.L.C.	Marshall Islands	33.7%
Teekay LNG Holdings L.P.	USA	33.7%
Teekay Tangguh Borrower L.L.C.	Marshall Islands	33.7%
Teekay Tangguh Holdings Corporation	Marshall Islands	33.7%
Wilforce L.L.C.	Marshall Islands	33.7%
Wilpride L.L.C.	Marshall Islands	33.7%
Zhonghua Hull No. 451 L.L.C.	Marshall Islands	33.7%
African Spirit L.L.C.	Marshall Islands	33.1%
Alexander Spirit L.L.C.	Marshall Islands	33.1%
Asian Spirit L.L.C.	Marshall Islands	33.1%

Bermuda Spirit L.L.C.	Marshall Islands	33.1%
Creole Spirit L.L.C.	Marshall Islands	33.1%
DSME Hull No. 2411 L.L.C.	Marshall Islands	33.1%
DSME Hull No. 2461 L.L.C.	Marshall Islands	33.1%
European Spirit L.L.C.	Marshall Islands	33.1%
H.H.I. Hull No. S856 LLC	Marshall Islands	33.1%
H.H.I. Hull No. S857 LLC	Marshall Islands	33.1%
Hamilton Spirit L.L.C.	Marshall Islands	33.1%
Naviera Teekay Gas II, S.L.	Spain	33.1%
Naviera Teekay Gas III, S.L.	Spain	33.1%
Naviera Teekay Gas IV, S.L.	Spain	33.1%
Naviera Teekay Gas, S.L.	Spain	33.1%
Oak Spirit L.L.C.	Marshall Islands	33.1%
Teekay BLT Finance Corporation	Marshall Islands	33.1%
Teekay II Iberia, S.L.	Spain	33.1%
Teekay LNG Bahrain Operations L.L.C.	Bahrain	33.1%
Teekay LNG Finco L.L.C.	Marshall Islands	33.1%
Teekay LNG Operating L.L.C.	Marshall Islands	33.1%
Teekay LNG Partners L.P. (1)	Marshall Islands	33.1%
Teekay LNG US G.P. L.L.C.	Marshall Islands	33.1%
Teekay Luxembourg S.A.R.L.	Luxembourg	33.1%
Teekay Nakilat Holdings (III) Corporation	Marshall Islands	33.1%
Teekay Nakilat Holdings Corporation	Marshall Islands	33.1%
Teekay Servicios Maritimos, S.L.	Spain	33.1%
Teekay Shipping Spain, S.L.	Spain	33.1%
Teekay Spain, S.L.	Spain	33.1%
ALP Ace B.V.	Netherlands	29.0%
ALP Centre B.V.	Netherlands	29.0%
ALP Defender B.V.	Netherlands	29.0%
ALP Forward B.V.	Netherlands	29.0%
ALP Guard B.V.	Netherlands	29.0%
ALP Ippon B.V.	Netherlands	29.0%
ALP Keeper B.V.	Netherlands	29.0%
ALP Maritime Contractors B.V.	Netherlands	29.0%
ALP Maritime Group B.V.	Netherlands	29.0%
ALP Maritime Holding B.V.	Netherlands	29.0%
ALP Maritime Services B.V.	Netherlands	29.0%
ALP Ocean Towage Holding B.V.	Netherlands	29.0%
ALP Striker B.V.	Netherlands	29.0%
ALP Sweeper B.V.	Netherlands	29.0%
ALP Winger B.V.	Netherlands	29.0%
Amundsen Spirit L.L.C.	Marshall Islands	29.0%
Apollo Spirit L.L.C.	Marshall Islands	29.0%
Bossa Nova Spirit L.L.C.	Marshall Islands	29.0%
Clipper L.L.C.	Marshall Islands	29.0%
Dampier Spirit L.L.C.	Marshall Islands	29.0%
Gina Krog L.L.C.	Marshall Islands	29.0%
Gina Krog Offshore Pte. Ltd.	Singapore	29.0%
Knarr L.L.C.	Marshall Islands	29.0%
Lambada Spirit L.L.C.	Marshall Islands	29.0%

Logitel Offshore Holding AS	Norway	29.0%
Logitel Offshore Holdings Pte. Ltd.	Singapore	29.0%
Logitel Offshore L.L.C.	Marshall Islands	29.0%
Logitel Offshore Norway AS	Norway	29.0%
Logitel Offshore Pte. Ltd.	Singapore	29.0%
Logitel Offshore Rig I Pte. Ltd.	Singapore	29.0%
Logitel Offshore Rig II Pte. Ltd.	Singapore	29.0%
Logitel Offshore Rig III L.L.C.	Marshall Islands	29.0%
Logitel Offshore Rig IV L.L.C.	Marshall Islands	29.0%
Nansen Spirit L.L.C.	Marshall Islands	29.0%
Navion Bergen AS	Norway	29.0%
Navion Bergen L.L.C.	Marshall Islands	29.0%
Navion Gothenburg AS	Norway	29.0%
Navion Offshore Loading AS	Norway	29.0%
Norsk Teekay AS	Norway	29.0%
Norsk Teekay Holdings Ltd.	Marshall Islands	29.0%
Pattani Spirit L.L.C.	Marshall Islands	29.0%
Peary Spirit L.L.C.	Marshall Islands	29.0%
Petrojarl I L.L.C.	Marshall Islands	29.0%
Petrojarl I Production AS	Norway	29.0%
Piranema L.L.C.	Marshall Islands	29.0%
Piranema Production AS	Norway	29.0%
Samba Spirit L.L.C.	Marshall Islands	29.0%
Scott Spirit L.L.C.	Marshall Islands	29.0%
Sertanejo Spirit L.L.C.	Marshall Islands	29.0%
Siri Holdings L.L.C.	Marshall Islands	29.0%
Teekay (Atlantic) Chartering ULC	Canada	29.0%
Teekay (Atlantic) Management ULC	Canada	29.0%
Teekay Al Rayyan L.L.C.	Marshall Islands	29.0%
Teekay Australia Offshore Holdings Pty Ltd.	Australia	29.0%
Teekay European Holdings, S.A.R.L.	Luxembourg	29.0%
Teekay FSO Finance Pty Ltd.	Australia	29.0%
Teekay Grand Banks AS	Norway	29.0%
Teekay Grand Banks Shipping AS	Norway	29.0%
Teekay Hiload L.L.C.	Marshall Islands	29.0%
Teekay Knarr AS	Norway	29.0%
Teekay Navion Offshore Loading Pte. Ltd.	Singapore	29.0%
Teekay Netherlands European Holdings B.V.	Netherlands	29.0%
Teekay Nordic Holdings Inc.	Marshall Islands	29.0%
Teekay Norway AS	Norway	29.0%
Teekay Norway HiLoad AS	Norway	29.0%
Teekay Offshore Chartering L.L.C.	Marshall Islands	29.0%
Teekay Offshore European Holdings Cooperatief U.A.	Netherlands	29.0%
Teekay Offshore Finance Corp.	Marshall Islands	29.0%
Teekay Offshore Group Ltd.	Marshall Islands	29.0%
Teekay Offshore Holdings L.L.C.	Marshall Islands	29.0%
Teekay Offshore Operating GP L.L.C.	Marshall Islands	29.0%
Teekay Offshore Operating Holdings L.L.C.	Marshall Islands	29.0%
Teekay Offshore Operating L.P.	Marshall Islands	29.0%
Teekay Offshore Operating Pte. Ltd.	Singapore	29.0%

Teekay Offshore Partners L.P.	Marshall Islands	29.0%
Teekay Petrojarl I Servicos de Petroleo Ltda.	Brazil	29.0%
Teekay Petrojarl Offshore Siri AS	Norway	29.0%
Teekay Petrojarl Producao Petrolifera Do Brasil Ltda.	Brazil	29.0%
Teekay Piranema Servicios de Petroleo Ltda.	Brazil	29.0%
Teekay Shipping Partners Holding AS	Norway	29.0%
Teekay Shuttle Tanker Finance L.L.C.	Marshall Islands	29.0%
Teekay Voyageur Production Ltd.	United Kingdom	29.0%
Tiro Sidon Holdings L.L.C.	Marshall Islands	29.0%
Tiro Sidon L.L.C.	Marshall Islands	29.0%
Tiro Sidon UK L.L.P.	United Kingdom	29.0%
TPO Siri L.L.C.	Marshall Islands	29.0%
Ugland Nordic Shipping AS	Norway	29.0%
Varg L.L.C.	Marshall Islands	29.0%
Varg Production AS	Norway	29.0%
Voyageur L.L.C.	Marshall Islands	29.0%
KS Apollo Spirit	Norway	25.8%
Americas Spirit L.L.C.	Marshall Islands	25.4%
Ashkini Spirit L.L.C.	Marshall Islands	25.4%
Athens Spirit L.L.C.	Marshall Islands	25.4%
Atlanta Spirit L.L.C.	Marshall Islands	25.4%
Australian Spirit L.L.C.	Marshall Islands	25.4%
Axel Spirit L.L.C.	Marshall Islands	25.4%
Barcelona Spirit L.L.C.	Marshall Islands	25.4%
Beijing Spirit L.L.C.	Marshall Islands	25.4%
Donegal Spirit L.L.C.	Marshall Islands	25.4%
Erik Spirit L.L.C.	Marshall Islands	25.4%
Esther Spirit L.L.C.	Marshall Islands	25.4%
Everest Spirit Holding L.L.C.	Marshall Islands	25.4%
Explorer Spirit L.L.C.	Marshall Islands	25.4%
Freeport Landholdings L.L.C.	USA	25.4%
Galway Spirit L.L.C.	Marshall Islands	25.4%
Ganges Spirit L.L.C.	Marshall Islands	25.4%
Godavari Spirit L.L.C.	Marshall Islands	25.4%
Helga Spirit L.L.C.	Marshall Islands	25.4%
Hugli Spirit L.L.C.	Marshall Islands	25.4%
Iskmati Spirit L.L.C.	Marshall Islands	25.4%
Kanata Spirit Holding L.L.C.	Marshall Islands	25.4%
Kareela Spirit Holding L.L.C.	Marshall Islands	25.4%
Kaveri Spirit L.L.C.	Marshall Islands	25.4%
Kyeema Spirit Holding L.L.C.	Marshall Islands	25.4%
Limerick Spirit L.L.C.	Marshall Islands	25.4%
London Spirit L.L.C.	Marshall Islands	25.4%
Los Angeles Spirit L.L.C.	Marshall Islands	25.4%
Mahanadi Spirit L.L.C.	Marshall Islands	25.4%
Matterhorn Spirit L.L.C.	Marshall Islands	25.4%
Montreal Spirit L.L.C.	Marshall Islands	25.4%
Moscow Spirit L.L.C.	Marshall Islands	25.4%
Narmada Spirit L.L.C.	Marshall Islands	25.4%
Nassau Spirit Holding L.L.C.	Marshall Islands	25.4%

Navigator Spirit L.L.C.	Marshall Islands	25.4%
Pinnacle Spirit L.L.C.	Marshall Islands	25.4%
Rio Spirit L.L.C.	Marshall Islands	25.4%
Seoul Spirit L.L.C.	Marshall Islands	25.4%
SPT Marine Transfer Services Ltd.	Bermuda	25.4%
STX Hull No. S1672 L.L.C.	Marshall Islands	25.4%
STX Hull No. S1673 L.L.C.	Marshall Islands	25.4%
STX Hull No. S1674 L.L.C.	Marshall Islands	25.4%
STX Hull No. S1675 L.L.C.	Marshall Islands	25.4%
Summit Spirit L.L.C.	Marshall Islands	25.4%
Sydney Spirit L.L.C.	Marshall Islands	25.4%
Teekay Guardian L.L.C.	Marshall Islands	25.4%
Teekay Marine Holdings Ltd.	Marshall Islands	25.4%
Teekay Marine Solutions (Bermuda) Ltd.	Bermuda	25.4%
Teekay Marine Solutions Inc.	USA	25.4%
Teekay Marine Solutions Ltd.	United Kingdom	25.4%
Teekay Tankers Chartering L.L.C.	Marshall Islands	25.4%
Teekay Tankers Holdings Ltd.	Marshall Islands	25.4%
Teekay Tankers HZ Hull No. H 1586 L.L.C.	Marshall Islands	25.4%
Teekay Tankers HZ Hull No. H 1587 L.L.C.	Marshall Islands	25.4%
Teekay Tankers HZ Hull No. H 1592 L.L.C.	Marshall Islands	25.4%
Teekay Tankers HZ Hull No. H 1593 L.L.C.	Marshall Islands	25.4%
Teekay Tankers Ltd. (2)	Marshall Islands	25.4%
Teekay Tankers TS Hull No. S-1415 L.L.C.	Marshall Islands	25.4%
Teekay Workboats L.L.C.	USA	25.4%
Teesta Spirit L.L.C.	Marshall Islands	25.4%
Tokyo Spirit L.L.C.	Marshall Islands	25.4%
VLCC A Investment L.L.C.	Marshall Islands	25.4%
VLCC B Investment L.L.C.	Marshall Islands	25.4%
Yamuna Spirit L.L.C.	Marshall Islands	25.4%
Zenith Spirit L.L.C.	Marshall Islands	25.4%
Teekay Shipping (Philippines) Inc.	Philippines	25.0%
Tangguh Hiri Finance Limited	United Kingdom	23.6%
Tangguh Hiri Operating Limited	United Kingdom	23.6%
Tangguh Sago Finance Limited	United Kingdom	23.6%
Tangguh Sago Operating Limited	United Kingdom	23.6%
Teekay BLT Corporation	Marshall Islands	23.6%
Al Areesh Inc.	Marshall Islands	23.1%
Al Areesh L.L.C.	Marshall Islands	23.1%
Al Daayen Inc.	Marshall Islands	23.1%
Al Daayen L.L.C.	Marshall Islands	23.1%
Al Marrouna Inc.	Marshall Islands	23.1%
Al Marrouna L.L.C.	Marshall Islands	23.1%
Nakilat Holdco L.L.C.	Marshall Islands	23.1%
Teekay Nakilat (II) Limited	United Kingdom	23.1%
Teekay Nakilat Corporation	Marshall Islands	23.1%
Teekay Nakilat Replacement Purchaser L.L.C.	Marshall Islands	23.1%
Partrederiet Teekay Shipping Partners DA	Norway	19.3%
Navion Gothenburg L.L.C.	Marshall Islands	14.5%
Nordic Rio L.L.C.	Marshall Islands	14.5%

Partrederiet Stena Ugland Shuttle Tankers I DA	Norway	14.5%
Partrederiet Stena Ugland Shuttle Tankers II DA	Norway	14.5%
Partrederiet Stena Ugland Shuttle Tankers III DA	Norway	14.5%
Stena Spirit L.L.C.	Isle of Man	14.5%

(1)
The partnership is controlled by its general partner. Teekay Corporation has a 100% beneficial ownership in the general partner. In limited cases, approval of a majority or supermajority of the common unitholders (in some cases excluding units held by the general partner and its affiliates) is required to approve certain actions.

(2)	Proportion of voting power held is 52.9%.